                                                                   EXHIBIT 23(B)

                        CONSENT OF INDEPENDENT AUDITORS

THE BOARDS OF DIRECTORS
ELECTRONIC DATA SYSTEMS HOLDING CORPORATION
GENERAL MOTORS CORPORATION:

  We consent to the use of our reports included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Solicitation Statement/Prospectus, which is part of this Registration Statement.

                                          /s/ KPMG Peat Marwick LLP

Dallas, Texas
April 15, 1996